Exhibit 99.1

Tyme Announces Uplisting to NASDAQ Capital Market Under New Symbol “TYME” on July 31, 2017

NEW YORK, July 27, 2017 (GLOBE NEWSWIRE) – Tyme Technologies, Inc. (OTCQB:TYMI), a clinical stage biotechnology company developing cancer therapeutics to address multiple tumor types, today announced that its shares of common stock were approved for listing on the NASDAQ Capital Market. Trading on the NASDAQ Capital Market is expected commence on July 31, 2017, and the Company’s shares of common stock will begin trading on such date under a new ticker symbol “TYME.”

Steve Hoffman, Co-Founder, Chief Executive and Chief Science Officer, stated, “Our listing on NASDAQ is a major corporate milestone for Tyme, and I’m extremely pleased with the significant progress we have made over the past few years with advancing the clinical development of our lead oncology candidate SM-88. We believe that listing on NASDAQ will help broaden and diversify our shareholder base, provide better liquidity and ultimately contribute to our ability to increase shareholder value.”

About Tyme

Tyme Inc. is a clinical-stage biotechnology company developing cancer therapeutics that are intended to be broadly effective across tumor types and have low toxicity profiles. Unlike targeted therapies that attempt to regulate specific mutations within cancer, our therapeutic approach is designed to take advantage of a cancer cell’s innate metabolic weaknesses to compromise its defenses, leading to cell death through oxidative stress and exposure to the body’s natural immune system. Our lead clinical program, SM-88, is a first-in-class combination therapy in Phase II development for prostate cancer, and we are preparing to initiate an additional Phase II clinical trial for pancreatic cancer. For more information, visit our website: www.tymeinc.com.

Forward-Looking Statements/Disclosure Notice

In addition to historical information, this press release contains forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements within this press release include, without limitation, statements regarding NASDAQ listing and potential greater liquidity and shareholder value, as well as our statements regarding our drug candidates (including SM-88), our drug development plans and strategies, our completed studies and ongoing and planned clinical trials and the therapeutic design and mechanisms of our drug candidates; and readers can identify forward-looking statements by sentences or passages involving the use of terms such as “anticipates,” “believes,” “designed,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of Tyme’s control. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any historical results and future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties inherent in research and development, including the ability to achieve clinical study start and completion dates; the possibility of unfavorable study results, including unfavorable new clinical data and additional analyses of existing data; risks associated with early, initial data, including the risk that the final Phase II data analysis, final results of additional clinical trials, or both, may be different from the preliminary data analysis and may not support further clinical development; whether and when any applications or other submissions for SM-88 may be filed with regulatory authorities; whether and when regulatory authorities may approve any applications or submissions; decisions by regulatory authorities regarding labeling and other matters that could affect commercial availability of SM-88; competitive developments; and the factors described in the section captioned “Risk Factors” of Tyme’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2016 (available at www.sec.gov).

The information contained in this press release is as of release date and Tyme assumes no obligation to update forward-looking statements contained in this release as a result of future events or developments.

Contacts

ICR Healthcare

Media / Investors

James Heins / Stephanie Carrington

Tel: +1 203 682 8251

Tel: +1 646 277 1282

Email: James.Heins@icrinc.com

Email: Stephanie.Carrington@icrinc.com